Transamerica International Focus VP
Summary Prospectus May 1, 2025

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at https://www.transamerica.com/financial-pro/annuities/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus and statement of additional information, dated May 1, 2025, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2024, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks long-term capital appreciation.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees[1]	0.75%	0.75%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.09%	0.09%
Total annual fund operating expenses	0.84%	1.09%
1
Management fees have been restated to reflect a reduction in management fees effective as of the close of business on October 25, 2024.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$86	$268	$466	$1,037
Service Class	$111	$347	$601	$1,329
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 142% of the average value of its portfolio.
Principal Investment Strategies: The portfolio’s sub-adviser, Sands Capital Management, LLC (the “sub-adviser”), invests, under normal circumstances, at least 80% of the portfolio’s net assets (plus the amount of borrowings, if any, for investment purposes) in the equity and equity-related securities of issuers economically tied to a number of countries throughout the world, including emerging markets countries.
Equity-related securities include, but are not limited to, investments such as depositary receipts, preferred stock, convertible securities, real estate investment trusts (“REITs”) and warrants. In selecting investments for the portfolio, the sub-adviser seeks to construct a portfolio of businesses with a broad diversity of growth drivers and an idiosyncratic return stream in an effort to create balanced access to growth businesses, designed to result in a quality growth portfolio with an explicit emphasis on the efficiency of return generation.
The sub-adviser will normally invest the portfolio’s assets in issuers classified in or economically tied to at least three countries, excluding the United States. The sub-adviser may invest a large percentage of the portfolio’s assets in a single country, a limited number of countries, or a particular geographic region. The sub-adviser generally classifies an issuer’s primary country in one of the following ways as determined by the sub-adviser: (a) the MSCI Country Classification (i.e., the issuer is included in an index which is representative of that country); (b) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (c) the issuer is organized under the laws of, and maintains a principal office in, that country; (d) the issuer’s primary trading market is located in that country; (e) the issuer derives 50% or more of its total revenues or profits from goods sold or services performed in that country; or (f) the issuer has 50% or more of its assets in that country. The sub-adviser considers emerging markets countries to be those countries not included in the MSCI World Index, as determined by the sub-adviser.

The sub-adviser normally allocates the portfolio’s investments across a diverse set of industries and sectors, but the sub-adviser may invest a significant percentage of the portfolio’s assets in issuers of a small number of industries or sectors. The portfolio typically invests in a relatively small number of companies, and the portfolio may invest a significant percentage of its assets in securities of a single company.
The sub-adviser utilizes a fundamental, bottom-up, business-focused research approach and seeks to invest the portfolio’s assets in a concentrated and conviction-weighted portfolio of businesses with the belief most wealth created over the long term is concentrated among a select few businesses. To identify these businesses, the sub-adviser leverages the following six investment criteria:
1.
Sustainable above-average earnings growth;
2.
Leadership position in a promising business space;
3.
Significant competitive advantages;
4.
Clear mission and value-added focus;
5.
Financial strength; and
6.
Rational valuation relative to the market and business prospects.
Companies that the sub-adviser determines may meet all six investment criteria are then screened with in-depth qualitative and quantitative research. The portfolio’s investments will typically be held for an average term of three to five years, although the portfolio may hold any investment for any length of time.
The portfolio may invest up to 5% of its net assets in China A-shares (equity securities of Chinese companies) listed and traded on Chinese stock exchanges, such as the Shanghai Stock Exchange or the Shenzhen Stock Exchange.
As part of the evaluation of a company, the sub-adviser may consider corporate governance, social, and environmental (collectively, “ESG”) factors when it believes they may be material to the long-term shareowner value-creation potential of the company. The sub-adviser conducts proprietary ESG-related research as part of its evaluation of companies where appropriate and as applicable. The relevance and materiality of ESG factors vary and are dependent on the region, country, industry, and company. The sub-adviser’s analysis of the ESG factors is integrated into the investment decision making process to the extent the sub-adviser believes they may affect a company’s long-term value creation potential. This analysis of ESG factors is subjective, and the sub-adviser may conclude that other attributes of an investment outweigh ESG factors when making investment decisions.  The sub-adviser does not evaluate ESG practices with respect to certain portfolio investments, such as cash and cash equivalents or securities received as part of corporate actions.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio. The relative significance of the key risks below may change over time and you should review each risk factor carefully. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the portfolio’s securities and assets fall, the value of your investment in the portfolio could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the portfolio’s investments, and generally for economies and markets in the U.S. and elsewhere.
Growth Stocks – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused Investing – To the extent the portfolio invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the portfolio will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large Capitalization Companies – The portfolio’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may engage in active trading of its portfolio. Active trading will increase transaction costs and could detract from performance. Active trading may be more pronounced during periods of market volatility.
China A–Shares – The portfolio may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”). The Programs are subject to daily quota limitations, which may restrict the portfolio’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the portfolio is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the portfolio’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future.
Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market.
In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a portfolio and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the portfolio.
Convertible Securities – Convertible securities are subject to risks associated with both fixed-income and equity securities. For example, if market interest rates rise, the value of a convertible security typically falls. In addition, a convertible security is subject to the risk that the issuer will not be able to pay interest or dividends when due, and the market value of the security may change based on the issuer’s actual or perceived creditworthiness. Since the convertible security derives a portion of its value from the underlying common stock, the security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Cybersecurity – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to portfolio assets, portfolio or shareholder data (including private shareholder information), or proprietary information, cause the portfolio or its service providers (including, but not limited to, the portfolio’s investment manager, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent portfolio investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the portfolio or their investment in the portfolio. Cybersecurity incidents may result in financial losses to the portfolio and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.
Depositary Receipts – Depositary receipts are generally subject to the same risks as are the foreign securities that they evidence or into which they may be converted, and they may be less liquid than the underlying shares in their primary trading market. In addition, depositary receipts expose the portfolio to risk associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depositary bank and to the sponsors and other parties with whom the depositary bank establishes the programs. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa.
Emerging Markets – Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the portfolio from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Large Shareholder – A significant portion of the portfolio’s shares may be owned by one or more investment vehicles or institutional investors. Transactions by these large shareholders may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Preferred Stock – Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, but also risks associated with fixed-income securities, such as interest rate risk. A company’s preferred stocks generally pay dividends only after the company makes required payments to creditors, including holders of its bonds and other debt. As a result, the market prices of preferred stocks are typically more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. The market value of preferred stocks generally decreases when interest rates rise.
Real Estate Securities – Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in laws and regulations affecting real estate, operating expenses, property taxes and interest rates. If the portfolio’s real estate-related investments are concentrated in one geographic area or one property type, the portfolio will also be subject to the risks associated with that one area or property type. The value of the portfolio’s real estate-related securities will not necessarily track the value of the underlying investments of the issuers of such securities.
REITs – Investing in real estate investment trusts (“REITs”) involves unique risks. When the portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations – The sub-adviser considers sustainability and/or ESG factors that it deems relevant, along with other factors and analysis, when sub-advising the portfolio. This usage of sustainability and/or ESG factors or criteria is sometimes referred to as “ESG integration.” The sub-adviser may consider sustainability and/or ESG factors on a meaningful portion of the portfolio’s investments. The sub-adviser may give little or no weight to sustainability and/or ESG factors for certain investments, and not every sustainability and/or ESG factor may be identified or evaluated for every investment. Consideration of sustainability and/or ESG factors is not determinative in the sub-adviser’s investment process, and the sub-adviser may conclude that other attributes of an investment outweigh sustainability and/or ESG considerations when making investment decisions. Applying sustainability and/or ESG factors as part of the portfolio’s security selection process may impact the sub-adviser’s investment decisions and may affect the portfolio’s exposure to risks associated with certain issuers, asset classes, industries and sectors. Sustainability and ESG factors are not uniformly defined and applying such factors involves subjective assessments. Sustainability and ESG ratings and assessments of issuers can vary across investment advisers (including sub-advisers) and third party data providers and may change over time. Sustainability and ESG factors can be difficult to apply consistently across issuers, regions, countries, industries and sectors. The application of these factors could negatively impact the portfolio’s performance. Sustainability and ESG information from issuers and from third party data providers may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability or ESG characteristics. Regulation of sustainability and ESG investing in the U.S. and abroad is evolving. Regulatory changes with respect to ESG integration could impact the sub-adviser’s ability to consider sustainability and/or ESG criteria as part of its investment process.
Valuation – Certain investments may be more difficult to value than other types of investments. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Warrants and Rights – Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased, and they do not represent any rights in the assets of the issuing company. If the price of the stock to which the warrant or right relates does not rise above the exercise price or the warrant or right otherwise is not exercised before the expiration date, it generally expires without any value and the portfolio will lose any amount it paid for the warrant or right.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/annuities-performance-center or by calling 1-800-851-9777.
Prior to May 1, 2018, the portfolio was named Transamerica MFS International Equity VP, had a different sub-adviser, a different investment objective and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.
Prior to the close of business on October 25, 2024, the portfolio had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	6/30/2020	22.29%
Worst Quarter:	3/31/2020	-22.36%

Average Annual Total Returns (periods ended December 31, 2024)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	-1.05%	3.59%	4.79%	1/2/1997
Service Class	-1.33%	3.33%	4.53%	5/1/2003
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	4.35%	5.24%	5.71%

Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Sands Capital Management, LLC Portfolio Managers:
Danielle J. Menichella, CFA	Portfolio Manager	since October 2024
Michael F. Raab, CFA	Portfolio Manager	since October 2024
Sunil H. Thakor, CFA	Portfolio Manager	since October 2024
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2026. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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